HSBC Investor Funds

HSBC Investor U.S. Treasury Money Market Fund
(the “Fund”)

Supplement Dated December 24, 2008
to the Prospectus Dated February 28, 2008, as Revised June 26, 2008

Temporary Defensive Investments

          As the current credit crisis and market volatility continue, many investors have fled to the safety of Treasuries. The influx of investors in Treasuries has placed significant downward pressure on Treasury bill yields. In fact, on December 10, 2008, the yield on the three-month US Treasury bill fell below zero for the first time. Additionally, it has been estimated that assets in Treasury money market funds are now at nearly $750 billion. Some Treasury money market funds have determined to temporarily cease taking in new investors in an attempt to protect existing shareholders’ yield interest in the fund.

          In light of the current market conditions, HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser, recommended, and at a special telephonic meeting of the Board of Trustees of the Fund on December 16, 2008, the Board approved an amendment to the Fund’s investment strategy to permit the Fund, for temporary defensive investment purposes, to invest in repurchase agreements collateralized by U.S. Treasury obligations. Additionally, as an alternative to investing in negatively yielding securities, the Fund may also elect to hold uninvested cash with the Fund’s custodian so long as the cash is fully insured by the Federal Deposit Insurance Corporation.

           Effective immediately, the following paragraph is added to page 41 of the Fund’s prospectus:

Temporary Defensive Position. Under adverse market conditions, the U.S. Treasury Money Market Fund may temporarily invest in repurchase agreements collateralized by U.S. Treasury obligations. These securities may entail more risk than the types of securities in which the Fund typically invests. Additionally, as an alternative to investing in negatively yielding securities, the Fund may also elect to hold uninvested cash with the Fund’s custodian so long as the cash is fully insured by the Federal Deposit Insurance Corporation.

To the extent the Fund invests in repurchase agreements, it may be subject to market risk and credit risk.

Market risk is the risk that the Fund’s performance per share will change daily based on many factors, including the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions.

Credit risk is the risk that the Fund could lose money if the issuer of a fixed income security owned by the Fund defaults on its financial obligation. In addition, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of the security, leading to greater volatility in the price of the security and in the value of the Fund’s assets. A change in the quality rating of a security can also affect its liquidity and make it more difficult for the Fund to sell.

To the extent the Fund holds uninvested cash at the Fund’s custodian, the Fund will not be fully pursuing and may not achieve, its investment objective.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE